UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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TPG Specialty Lending, Inc.

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April 5, 2019

To Our Stockholders:

TPG Specialty Lending, Inc. (“TSLX”) will be holding a Special Meeting of Stockholders on May 16, 2019 and filed a proxy statement related to the Special Meeting on April 5, 2019. Consistent with the last two years, at the Special Meeting we are asking stockholders to vote on a proposal authorizing the Company, with the approval of our board of directors, to issue shares of our common stock at a price below our then-current NAV per share, subject to certain conditions set forth in the proxy statement. As you know, last year the same proposal was approved with overwhelming support (96.3% of all shareholders who voted and 92.8% of all non-affiliate shareholders who voted, i.e., after excluding votes from insiders and those holding 5% or more of TSLX common stock). We were humbled and will continue to take our duties and responsibilities to our shareholders regarding capital allocation with the upmost seriousness — one of the most important decisions we make.

As we have expressed to our stockholders in the past, while we have no intention to do so in the near term, we are seeking the flexibility to sell common stock at a price below NAV because we believe there could be moments in time when doing so would be in the best interest of our stockholders. Ironically, sometimes the best investment opportunities exist during periods of elevated volatility and credit market dislocation – when it is more likely that our stock could trade below NAV. We believe that having the flexibility to access the capital markets in these types of environments is an important tool that can help us drive stockholder value during periods of market distress, and we are committed to doing so should we be given the opportunity.

It’s our hope that we’ve built, over time, a reputation with our stockholders as long-term oriented, disciplined capital allocators. Our framework is simple: we don’t intend to issue common stock when our stock is trading above NAV unless we expect it will be ROE-accretive, and we don’t necessarily believe that one should never issue common stock below NAV if market opportunities allow for sufficiently high risk-adjusted returns that will ultimately be accretive to NAV through over-earning one’s cost of capital.

Attached is a presentation that walks through our thought process and financial framework for this proposal. For assistance voting your TSLX shares, please call D.F. King toll-free at (800) 884-4275 or collect at (212) 269-5550. We’d also welcome the opportunity to discuss at your convenience.

Best,

Josh Easterly, Bo Stanley, Ian Simmonds and the TSLX team

TPG Specialty Lending Expanding Tools for Value Creation and Financial Flexibility April 2019 http://www.tpgspecialtylending.com/

Disclaimer and Forward-Looking Statement General Disclaimer The information contained in this presentation (the ÊºPresentationÊº) is preliminary, may not be complete and may be changed. By acceptance hereof, you agree that the information contained herein may not be used, reproduced or distributed to others, in whole or in part, for any other purpose without the prior written consent of TPG Specialty Lending, Inc. (“TSLX”). References in this Presentation to “TSLX,” “we,” “us,” “our,” and “the Company” refer to TPG Specialty Lending, Inc. The contents hereof should not be construed as investment, legal, tax or other advice and you should consult your own advisers as to legal, business, tax and other related matters concerning an investment in TSLX. TSLX is not acting for you and does not regard you as a customer or a client. It will not be responsible to you for providing protections afforded to clients or be advising you on the relevant transaction. Unless otherwise noted, the information contained herein has been compiled as of December 31, 2018. There is no obligation to update the information. This Presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy securities nor will there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. Such an offer or solicitation can only be made by way of an effective registration or otherwise in accordance with the securities laws. No representation or warranty is given in respect of the information contained herein, and neither the delivery of this document nor any investment in TSLX securities will under any circumstances create any implication that such Company has updated the information contained herein. Information throughout the Presentation provided by sources other than TSLX has not been independently verified. Differences between past performance and actual results may be material and adverse. Future investments may be under materially different economic conditions, including interest rates, market trends and general business conditions, in different portfolio companies and using different investment strategies. Each of these material market or economic conditions may or may not be repeated. It should not be assumed that strategies employed by TSLX in the future will be profitable or will equal the performance described in this Presentation. Forward Looking Statements This Presentation includes forward-looking statements about TSLX that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict, that could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Such statements are also subject to a number of uncertainties and factors outside TSLX’s control. Such factors include, but are not limited to the risks, uncertainties and other factors we identify in the section entitled “Risk Factors” in filings we make with the Securities and Exchange Commission. Opinions expressed are current opinions as of the date of this Presentation. Should TSLX’s estimates, projections and assumptions or these other uncertainties and factors materialize in ways that TSLX did not expect, actual results could differ materially from the forward-looking statements in this Presentation, including the possibility that investors may lose a material portion of the amounts invested. No representation or warranty, express or implied, is made as to the accuracy or completeness of the information contained in this Presentation, and nothing shall be relied upon as a promise or representation as to the performance of any investment. Investors are cautioned not to place undue reliance on such forward-looking statements and should rely on their own assessment of an investment. Important Additional Information In connection with the Company’s special meeting of stockholders, the Company has filed a proxy statement with the SEC and mailed the proxy statement and/or Notice of Internet Availability of Proxy Materials to its stockholders on or about April 5, 2019. Stockholders are encouraged to read the proxy statement because it contains important information about the proposal to be voted on at the special meeting. The proxy statement is available at no charge on the SEC’s website at http://www.sec.gov, on the Company’s website at http://www.tpgspecialtylending.com, and at www.proxyvote.com. In addition, stockholders may also request copies of the proxy statement from us free of charge by following the instructions on the Notice of Internet Availability of Proxy Materials. ïµ TSLX (NYSE) 2

Special Meeting of TSLX Stockholders To Our Stockholders: We will be holding a Special Meeting of Stockholders of TPG Specialty Lending, Inc. on May 16, 2019, at 9:30 AM, local time, at the offices of Cleary Gottlieb Steen & Hamilton LLP, 450 Park Avenue, 28th Floor, New York, NY 10022. At the meeting, you will be asked to consider and vote upon a proposal to authorize the Company, with approval of its board of directors, to sell or otherwise issue shares of its common stock at a price below its then-current net asset value (“NAV”) per share in one or more offerings, subject to certain conditions as set forth in the proxy statement for the Special Meeting, including that the number of shares issued does not exceed 25% of its then-outstanding common stock immediately prior to each such offering. The proxy statement for the Special Meeting was filed and notice sent to stockholders on or about April 5, 2019. The board believes that having the flexibility for the Company to sell common stock below NAV in certain instances is in the Company’s best interest and the best interests of its stockholders. We urge stockholders to vote “FOR” this proposal: ïƒ¼ Provide access to capital markets to pursue attractive investment opportunities during periods of volatility Improve capital resources to enable the Company to compete effectively for high quality investment ïƒ¼ opportunitiesïƒ¼ Add financial flexibility ïµ TSLX (NYSE) 3

Market Conditions May Create Attractive Investment Opportunities Credit Market Dislocation (late 2015 – early 2016)4 From time to time, there may be volatility in the broader capital markets, (1) (2) disruption in liquidity in the debt capital Average BDC P/NAV BAML HY Index (OAS) markets, significant write-offs in the 1.1x 7.5% financial services sector, and / or repricing of credit risk in the broadly syndicated markets 6.5%4 During these periods, there could be a P/NAV = 1.0x BAML reduction in capital available to certain NAV 1.0x —to specialty finance companies and / or - US other capital providers, causing a PriceHY reduction in competition for investment 5.5% BDC Index opportunities. For example, in late 2015    through early 2016, these conditions also coincided with lower stock prices for Average 0.9x (OAS) BDCs, with the BDC sector generally 4.5% trading below NAV 4 We believe that favorable investment opportunities at attractive risk-adjusted 0.8x 3.5% returns may be created during these Dec ‘14 May ‘15 Sep ‘15 Jan ‘16 Jun ‘16 Oct ‘16 Mar ‘17 periods of disruption and volatility 1) Average price-to-NAV calculated as the average trading price of all publicly traded BDCs as a multiple of their respective last reported net asset values per share 2) BofA Merrill Lynch Option-Adjusted Spreads are the calculated spreads between the BofA Merrill Lynch US High Yield Master II Index value (which tracks the performance of US dollar denominated below investment grade rated corporate debt publically issued in the US domestic market) and a spot Treasury curve Source: SNL, FRED ïµ TSLX (NYSE) 4

Reasons For TSLX to Have Flexibility to Sell Common Stock Below NAV

1 **Track Record of Strong Performance**

2 Disciplined Capital Allocation

3 Potential ROE-Accretive Opportunities

Performance Since TSLX IPO

NI Return on Equity[2]



TSLX
BDC Peers (Mean)
BDC Peers Top Quartile[1]
2018
Since TSLX IPO
11.6%
4.9%
8.2%
11.3%
5.5%
7.5%

NII Return on Equity[2]



TSLX
BDC Peers (Mean)
BDC Peers Top Quartile[1]
2018
Since TSLX IPO
14.0%
8.3%
9.8%
12.7%
8.3%
9.6%

TPG SPECIALTY LENDING

NAV Growth Per Share[3]



TSLX
BDC Peers (Mean)
BDC Peers Top Quartile[1]
2018
Since TSLX IPO
1.0%
-3.3%
-0.3%
4.8%
-14.0%
-3.0%

Total Returns (Stock Price Plus Dividends)[4]



TSLX
BDC Peers (Mean)
BDC Peers Top Quartile[1]
LTM
Since TSLX IPO
23.2%
10.9%
18.6%
100.5%
23.1%
42.6%

Note: BDC Peers consist of 18 externally managed BDCs in the S&P BDC Index with total assets greater than $600 million as of 6/30/18 financials, with the addition of TCRD and OXSQ

(1) Top quartile constituents for each metric and time period varies based on BDC peer set's performance rankings

(2) Calculated as net investment income and net income per share over each time period, divided by beginning NAV per share; "Since TSLX IPO" figure is adjusted for annual basis

(3) Calculated as the cumulative change in net asset value per share over each time period

(4) Reflects change in market value per share plus dividends for each time period through 3/29/2019; assumes dividend reinvestment

Source: SNL Financial

▶ TSLX (NYSE)

5

Reasons For TSLX to Have Flexibility to Sell Common Stock Below NAV

1 **Track Record of Strong Performance**

2 Disciplined Capital Allocation

3 Potential ROE-Accretive Opportunities

Total Returns (since TSLX IPO)

TSLX Total Returns Outperformance (since IPO) versus:

Leveraged Loans:	+81 points
BDC Peers:	+77 points
High Yield:	+74 points
S&P 500:	+33 points



$1.00
Invested at TSLX IPO
$1.20
Leveraged Loans (1)
$1.23
BDC Peers (2)
$1.26
High Yield (3)
$1.68
S&P 500
$2.01
TSLX (4)
Today

Note: Returns from 3/20/2014 through 3/29/2019
1) *Source: S&P LSTA Leveraged Loan Index*
2) *BDC Peers consist of 18 externally managed BDCs in the S&P BDC Index with total assets greater than $600 million as of 6/30/18 financials, with the addition of TCRD and OXSQ*
3) *Source: Bloomberg Barclays US Corporate High Yield Total Return Index (Index Code: LF98TRUU)*
4) *TSLX total return is measured by change in market value per share plus dividends earned during the period; assumes reinvestment of dividends*

Strong stockholder total returns versus peer and industry benchmarks

▶ TSLX (NYSE)
6

Reasons For TSLX to Have Flexibility to Sell Common Stock Below NAV Equity Raise Discipline 1.55x TSLX BDC Peers(1) 1.40x TSLX Average: 1.17x Book 1.25x 2 to -Price—1.10x Disciplined 0.95x Allocation Capital 0.80x BDC Peers Average: 0.91x 0.65x Mar ‘14 Aug ‘14 Jan ‘15 Jun ‘15 Nov ‘15 Apr ‘16 Sep ‘16 Feb ‘17 Jul ‘17 Dec ‘17 May ‘18 Oct ‘18 Mar ‘19 $900m / $1.6bn of potential fee paying Canceled pre-IPO capital commitments assets Potential to raise equity(2) 99% of trading days Primary Equity raises since IPO Two 2) 1) BDC Reflects Peers trading consist days of that 18 externally TSLX closed managed above BDCs 100% in of the last S&P reported BDC book Index value with total assets greater than $600 million as of 6/30/18 financials, with the addition of TCRD and OXSQ Source: SNL Financial, as of 3/29/2019 Discipline in accessing the equity capital markets reflective of stockholder alignment ïµ TSLX (NYSE) 7

Reasons For TSLX to Have Flexibility to Sell Common Stock Below NAV Equity Raise Discipline (March 2018) 14.3% 12.2% 13.0% 2 10.7% 9.2% Disciplined Capital 8.9% Allocation Cost of New Implied Yield on New ROE on New Equity(1) Breakeven Yield Assets (3) Equity(4) on New Assets(2) 2) 1) Average Reflects base all-in dividend yield required per share on annualized new assets in and order expressed to achieve as a 8.9% percentage ROE of based offering on the price midpoint per share of our of $then 17.45 target adjusted leverage for offering ratio (0.8x) fees and and expenses cost and operating structure 3) income Range’s on lower those bound assets reflects average all-in yield that may be achieved on new assets and range’s upper bound reflects potential yield that may be achieved through prepayment fees, syndication fees and other 4) Implied ROE based on our target leverage ratio and cost and operating structure Responsible past use of share issuance; ROE-accretive equity raise with ROE on new equity exceeding cost of new equity ïµ TSLX (NYSE) 8

Reasons For TSLX to Have Flexibility to Sell Common Stock Below NAV Flexibility for the Company to sell its common stock below NAV is in the Company’s best interests and the best interests of its stockholders as it would provide: ïƒ¼Access to the capital markets to pursue attractive investment opportunities during periods of elevated volatility and / or dislocationïƒ¼Improved capital resources to enable the Company to compete more effectively for high quality investment opportunities ïƒ¼Added financial flexibility to comply with regulatory requirements and debt facility covenants 3 Potential Accretive ROE- Opportunities ïµ TSLX (NYSE) 9

Reasons For TSLX to Have Flexibility to Sell Common Stock Below NAV Analysis Framework Illustrative NAV Dilution (%)(2) % of Shares Outstanding Issued (0.7%) 5.0% 7.5% 10.0% 12.5% 15.0% 17.5% to 2.5% (0.1%) (0.2%) (0.2%) (0.3%) (0.3%) (0.4%) 5.0% (0.2%) (0.3%) (0.5%) (0.6%) (0.7%) (0.7%) (1) Discount 7.5% (0.4%) (0.5%) (0.7%) (0.8%) (1.0%) (1.1%) In NAV—All 10.0% (0.5%) (0.7%) (0.9%) (1.1%) (1.3%) (1.5%) 12.5% (0.6%) (0.9%) (1.1%) (1.4%) (1.6%) (1.9%) Illustrative NAV Dilution ($ per share)(2) % of Shares Outstanding Issued ###### 5.0% 7.5% 10.0% 12.5% 15.0% 17.5% to 2.5% ($0.02) ($0.03) ($0.04) ($0.05) ($0.05) ($0.06) 5.0% ($0.04) ($0.06) ($0.07) ($0.09) ($0.11) ($0.12) (1) 3 Discount 7.5% ($0.06) ($0.09) ($0.11) ($0.14) ($0.16) ($0.18) In NAV—All 10.0% ($0.08) ($0.11) ($0.15) ($0.18) ($0.21) ($0.24) 12.5% ($0.10) ($0.14) ($0.18) ($0.23) ($0.26) ($0.30) Potential Accretive ROE-    1) Inclusive of underwriting discount and other offering expenses Opportunities 2) Based on last reported NAV of $16.25 per share and last reported shares outstanding of 65,625,635 TSLX’s proposal has a per offering issuance limit of 25% of then-outstanding shares ïµ TSLX (NYSE) 10

Reasons For TSLX to Have Flexibility to Sell Common Stock Below NAV Analysis Framework Illustrative ROE Accretion / (Dilution) on New Investments (%)(2) All-in Yield on New Assets 5.29% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% to 2.5% 1.0% 2.7% 4.4% 6.1% 7.8% 9.5% 5.0% 0.7% 2.4% 4.1% 5.9% 7.6% 9.3% (1) Discount 7.5% 0.4% 2.2% 3.9% 5.6% 7.3% 9.0% In NAV—10.0% 0.2% 1.9% 3.6% 5.3% 7.0% 8.7% All 12.5% (0.2%) 1.6% 3.3% 5.0% 6.7% 8.4% Impact per share on entire shareholder base Illustrative ROE Accretion / (Dilution) on New Investments ($ per share) All-in Yield on New Assets     0.05 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% to 2.5% $0.01 $0.03 $0.05 $0.07 $0.09 $0.11 3 5.0% $0.01 $0.03 $0.04 $0.06 $0.08 $0.10 (1) Discount 7.5% $0.00 $0.02 $0.04 $0.06 $0.08 $0.09 In NAV—10.0% $0.00 $0.02 $0.04 $0.05 $0.07 $0.09 Potential ROE- All 12.5% ($0.00) $0.02 $0.03 $0.05 $0.07 $0.08 Accretive 1) Inclusive of underwriting discount and other offering expenses. Assumes an issuance of 7.5% of shares outstanding prior to issuance (column 2 of slide 10) Opportunities 2) Reflects the ROE of new investments less the cost of new equity raised. For this analysis, cost of new equity raised is based on net proceeds to issuer. ROE based on the midpoint of our target leverage ratio (1.075x) and cost and operating structure. Reflects base management fee waiver of 50 bps on assets financed with leverage over 1.0x debt-to-equity TSLX expects to sell shares below NAV only if the combination of discount to NAV and yield on new assets allows for an accretive investment opportunity… ïµ TSLX (NYSE) 11

Reasons For TSLX to Have Flexibility to Sell Common Stock Below NAV Analysis Framework Illustrative Payback Period on Equity Raise (Years)(2) All-in Yield on New Assets     72.4 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% to 2.5% 2.6 1.0 0.6 0.4 0.3 0.3 5.0% 7.4 2.2 1.3 0.9 0.7 0.6 (1) Discount 7.5% 18.4 3.8 2.1 1.5 1.1 0.9 In NAV—10.0% 72.4 6.0 3.1 2.1 1.6 1.3 All 12.5% NM 9.2 4.4 2.9 2.1 1.7 3 Potential Accretive ROE-    1) Inclusive of underwriting discount and other offering expenses. Assumes an issuance of 7.5% of shares outstanding prior to issuance (shown in column 2 of slide 10) Opportunities 2) Reflects the ROE accretion from new investments expressed on a per share basis (shown on slide 11) divided by NAV dilution per share from the equity offering (shown in column 2 of slide 10). ROE based on the midpoint of our current target leverage ratio (1.075x) and cost and operating structure. Reflects base management fee waiver of 50 bps on assets financed with leverage over 1.0x debt-to-equity …And a reasonable payback period ïµ TSLX (NYSE) 12

To Vote The proxy statement is now available. You may use one of the following methods to provide your voting instructions: Vote by Internet: Online at www.proxyvote.com. Have your control number listed on the proxy card or voting instruction form ready and follow the instructions; or Vote by Telephone: Call 1-800-454-8683. Have your control number listed on the proxy card or voting instruction form ready and follow the instructions; or Vote by Mail: Mark, sign, and date your proxy card and return it in the postage-paid return envelope provided. ïµ TSLX (NYSE) 13

For assistance voting your TSLX shares: D.F. King Toll-free at (800) 884-4275 or Collect at (212) 269-5550 For other questions: TSLX Investor Relations (212) 601-4753 (212) 601-4739 IRTSL@tpg.com